CNA Financial Corporation
Supplemental Financial Information

March 31, 2019

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Life & Group...	8
Corporate & Other...	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other................................................................................................................................	11
Investment Summary - Life & Group.................................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Policyholder Reserves..................................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Revenues:
Net earned premiums	$1,803	$1,785	1%
Net investment income	571	490	17
Net investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(14)	(6)
Other net investment gains (losses)	45	18
Net investment gains (losses)	31	12
Non-insurance warranty revenue	281	238
Other revenues	9	10
Total revenues	2,695	2,535	6
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,357	1,339
Amortization of deferred acquisition costs	342	296
Non-insurance warranty expense	260	216
Other operating expenses	283	303
Interest	34	35
Total claims, benefits and expenses	2,276	2,189	(4)
Income (loss) before income tax	419	346
Income tax (expense) benefit	(77)	(55)
Net income (loss)	$342	$291	18%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2019	2018
Components of Income (Loss)
Core income (loss)	$318	$281
Net investment gains (losses)	24	10
Net income (loss)	$342	$291

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.17	$1.03
Net investment gains (losses)	0.08	0.04
Diluted earnings (loss) per share	$1.25	$1.07

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.4
Diluted	272.6	272.4

Return on Equity
Net income (loss) (1)	12.1%	9.8%
Core income (loss) (2)	10.7	9.3
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	March 31, 2019	December 31, 2018
Total investments	$45,639	$44,486
Reinsurance receivables, net of allowance for uncollectible receivables	4,277	4,426
Total assets	58,477	57,152
Insurance reserves	37,336	36,764
Debt	2,681	2,680
Total liabilities	47,022	45,935
Accumulated other comprehensive income (loss) (1)	(324)	(878)
Total stockholders' equity	11,455	11,217

Book value per common share	$42.19	$41.32
Book value per common share excluding AOCI	$43.38	$44.55

Outstanding shares of common stock (in millions of shares)	271.5	271.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,202	$10,411

Three months ended March 31	2019	2018
Net cash flows provided (used) by operating activities	$287	$218
Net cash flows provided (used) by investing activities	289	489
Net cash flows provided (used) by financing activities	(665)	(781)
Net cash flows provided (used) by operating, investing and financing activities	$(89)	$(74)
(1) As of March 31, 2019 and December 31, 2018, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,458 million and $1,078 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2019 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Gross written premiums	$2,966	$2,991	(1)%
Net written premiums	1,806	1,813	—

Net earned premiums	1,674	1,651	1
Net investment income	360	285
Non-insurance warranty revenue	281	238
Other revenues	8	9
Total operating revenues	2,323	2,183	6
Insurance claims and policyholders' benefits	1,070	995
Amortization of deferred acquisition costs	342	296
Other insurance related expenses	225	247
Non-insurance warranty expense	260	216
Other expenses	27	18
Total claims, benefits and expenses	1,924	1,772	(9)
Core income (loss) before income tax	399	411
Income tax (expense) benefit on core income (loss)	(85)	(84)
Core income (loss)	$314	$327	(4)%

Other Performance Metrics
Underwriting gain (loss)	$37	$113	(67)%

Loss & LAE ratio	63.6%	59.9%	(3.7)	pts
Acquisition expense ratio	20.1	19.4	(0.7)
Underwriting expense ratio	13.7	13.4	(0.3)
Expense ratio	33.8	32.8	(1.0)
Dividend ratio	0.4	0.4	—
Combined ratio	97.8%	93.1%	(4.7)	pts
Combined ratio excluding catastrophes and development	94.9%	93.2%	(1.7)	pts

Net accident year catastrophe losses incurred	$58	$34
Effect on loss & LAE ratio	3.4%	2.1%	(1.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(9)	$(36)
Effect on loss & LAE ratio	(0.5)%	(2.2)%	(1.7)	pts

Rate	3%	2%	1	pts
Renewal premium change	3%	5%	(2)	pts
Retention	83%	85%	(2)	pts
New business	$330	$355	(7)%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Gross written premiums	$1,701	$1,771	(4)%
Net written premiums	698	686	2

Net earned premiums	661	672	(2)
Net investment income	155	122
Non-insurance warranty revenue	281	238
Other revenues	1	1
Total operating revenues	1,098	1,033	6
Insurance claims and policyholders' benefits	393	380
Amortization of deferred acquisition costs	147	145
Other insurance related expenses	70	64
Non-insurance warranty expense	260	216
Other expenses	12	11
Total claims, benefits and expenses	882	816	(8)
Core income (loss) before income tax	216	217
Income tax (expense) benefit on core income (loss)	(47)	(46)
Core income (loss)	$169	$171	(1)%

Other Performance Metrics
Underwriting gain (loss)	$51	$83	(39)%

Loss & LAE ratio	59.3%	56.3%	(3.0)	pts
Acquisition expense ratio	21.0	20.1	(0.9)
Underwriting expense ratio	11.8	10.9	(0.9)
Expense ratio	32.8	31.0	(1.8)
Dividend ratio	0.2%	0.2	—
Combined ratio	92.3%	87.5%	(4.8)	pts
Combined ratio excluding catastrophes and development	93.5%	91.5%	(2.0)	pts

Net accident year catastrophe losses incurred	$12	$3
Effect on loss & LAE ratio	1.8%	0.5%	(1.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(20)	$(30)
Effect on loss & LAE ratio	(3.0)%	(4.5)%	(1.5)	pts

Rate	3%	2%	1	pts
Renewal premium change	4%	4%	—	pts
Retention	89%	85%	4	pts
New business	$86	$80	8%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Gross written premiums	$941	$880	7%
Net written premiums	849	832	2

Net earned premiums	763	743	3
Net investment income	190	149
Other revenues	7	8
Total operating revenues	960	900	7
Insurance claims and policyholders' benefits	515	473
Amortization of deferred acquisition costs	127	121
Other insurance related expenses	130	127
Other expenses	11	11
Total claims, benefits and expenses	783	732	(7)
Core income (loss) before income tax	177	168
Income tax (expense) benefit on core income (loss)	(38)	(35)
Core income (loss)	$139	$133	5%

Other Performance Metrics
Underwriting gain (loss)	$(9)	$22	(141)%

Loss & LAE ratio	66.9%	63.0%	(3.9)	pts
Acquisition expense ratio	18.1	18.0	(0.1)
Underwriting expense ratio	15.7	15.5	(0.2)
Expense ratio	33.8	33.5	(0.3)
Dividend ratio	0.6	0.6	—
Combined ratio	101.3%	97.1%	(4.2)	pts
Combined ratio excluding catastrophes and development	96.5%	93.9%	(2.6)	pts

Net accident year catastrophe losses incurred	$40	$29
Effect on loss & LAE ratio	5.2%	3.9%	(1.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(3)	$(6)
Effect on loss & LAE ratio	(0.4)%	(0.7)%	(0.3)	pts

Rate	2%	1%	1	pts
Renewal premium change	3%	5%	(2)	pts
Retention	85%	85%	—	pts
New business	$164	$182	(10)%

International - Results of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Gross written premiums	$324	$340	(5)%
Net written premiums	259	295	(12)

Net earned premiums	250	236	6
Net investment income	15	14
Other revenues	—	—
Total operating revenues	265	250	6
Insurance claims and policyholders' benefits	162	142
Amortization of deferred acquisition costs	68	30
Other insurance related expenses	25	56
Other expenses	4	(4)
Total claims, benefits and expenses	259	224	(16)
Core income (loss) before income tax	6	26
Income tax (expense) benefit on core income (loss)	—	(3)
Core income (loss)	$6	$23	(74)%

Other Performance Metrics
Underwriting gain (loss)	$(5)	$8	(163)%

Loss & LAE ratio	64.8%	60.4%	(4.4)	pts
Acquisition expense ratio	24.1	22.0	(2.1)
Underwriting expense ratio	13.0	14.2	1.2
Expense ratio	37.1	36.2	(0.9)
Dividend ratio	—	—	—
Combined ratio	101.9%	96.6%	(5.3)	pts
Combined ratio excluding catastrophes and development	94.1%	96.1%	2.0	pts

Net accident year catastrophe losses incurred	$6	$2
Effect on loss & LAE ratio	2.3%	0.7%	(1.6)	pts

Net prior year development and other: (favorable) / unfavorable	$14	$—
Effect on loss & LAE ratio	5.5%	(0.2)%	(5.7)	pts

Rate	5%	3%	2	pts
Renewal premium change	1%	8%	(7)	pts
Retention	71%	83%	(12)	pts
New business	$80	$93	(14)%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Net earned premiums	$130	$134	(3)%
Net investment income	204	200
Other revenues	1	1
Total operating revenues	335	335	—
Insurance claims and policyholders' benefits	308	303
Other insurance related expenses	28	30
Other expenses	2	2
Total claims, benefits and expenses	338	335	(1)
Core income (loss) before income tax	(3)	—
Income tax (expense) benefit on core income (loss)	13	14
Core income (loss)	$10	$14	(29)%

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2019	2018	Change
Net earned premiums	$(1)	$—
Net investment income	7	5
Other revenues	—	—
Total operating revenues	6	5	20%
Insurance claims and policyholders' benefits	(21)	41
Other insurance related expenses	(2)	—
Other expenses	37	41
Total claims, benefits and expenses	14	82	83
Core income (loss) before income tax	(8)	(77)
Income tax (expense) benefit on core income (loss)	2	17
Core income (loss)	$(6)	$(60)	90%

Investment Summary - Consolidated

	March 31, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$20,476	$1,170	$19,164	$396
States, municipalities and political subdivisions:
Tax-exempt	7,671	924	7,874	733
Taxable	2,925	375	2,874	334
Total states, municipalities and political subdivisions	10,596	1,299	10,748	1,067
Asset-backed:
RMBS	4,832	72	4,826	11
CMBS	2,072	46	2,196	(4)
Other ABS	1,890	13	1,962	(13)
Total asset-backed	8,794	131	8,984	(6)
U.S. Treasury and obligations of government-sponsored enterprises	164	2	159	3
Foreign government	513	11	481	1
Redeemable preferred stock	10	—	10	—
Total fixed maturity securities	40,553	2,613	39,546	1,461
Equities:
Common stock	140	—	148	—
Non-redeemable preferred stock	674	—	632	—
Total equities	814	—	780	—
Limited partnership investments	1,876	—	1,982	—
Other invested assets	59	—	53	—
Mortgage loans	863	—	839	—
Short term investments	1,474	—	1,286	(1)
Total investments	$45,639	$2,613	$44,486	$1,460

Net receivable/(payable) on investment activity	$(7)		$176

Effective duration (in years)	6.0		6.0
Weighted average rating	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,382	$250	$12,844	$(180)
States, municipalities and political subdivisions:
Tax-exempt	516	28	661	25
Taxable	1,212	75	1,198	68
Total states, municipalities and political subdivisions	1,728	103	1,859	93
Asset-backed:
RMBS	4,675	68	4,671	8
CMBS	1,968	44	2,093	(4)
Other ABS	1,782	8	1,840	(11)
Total asset-backed	8,425	120	8,604	(7)
U.S. Treasury and obligations of government-sponsored enterprises	137	1	133	3
Foreign government	508	11	481	1
Redeemable preferred stock	5	—	5	—
Total fixed maturity securities	24,185	485	23,926	(90)
Equities:
Common stock	140	—	148	—
Non-redeemable preferred stock	175	—	164	—
Total equities	315	—	312	—
Limited partnership investments	1,876	—	1,982	—
Other invested assets	59	—	53	—
Mortgage loans	623	—	631	—
Short term investments	1,368	—	1,232	(1)
Total investments	$28,426	$485	$28,136	$(91)

Net receivable/(payable) on investment activity	$(2)		$106

Effective duration (in years)	4.2		4.4
Weighted average rating	A-		A-

Investment Summary - Life & Group

	March 31, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,094	$920	$6,320	$576
States, municipalities and political subdivisions:
Tax-exempt	7,155	896	7,213	708
Taxable	1,713	300	1,676	266
Total states, municipalities and political subdivisions	8,868	1,196	8,889	974
Asset-backed:
RMBS	157	4	155	3
CMBS	104	2	103	—
Other ABS	108	5	122	(2)
Total asset-backed	369	11	380	1
U.S. Treasury and obligations of government-sponsored enterprises	27	1	26	—
Foreign government	5	—	—	—
Redeemable preferred stock	5	—	5	—
Total fixed maturity securities	16,368	2,128	15,620	1,551
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	499	—	468	—
Total equities	499	—	468	—
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	240	—	208	—
Short term investments	106	—	54	—
Total investments	$17,213	$2,128	$16,350	$1,551

Net receivable/(payable) on investment activity	$(5)		$70

Effective duration (in years)	8.7		8.4
Weighted average rating	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2019	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$50	$—	$532	$30	$4,393	$388	$13,352	$758	$2,149	$(6)	$20,476	$1,170
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,785	248	3,095	368	2,458	248	317	59	16	1	7,671	924
Taxable	—	—	399	30	1,832	218	673	126	21	1	—	—	2,925	375
Total states, municipalities and political subdivisions	—	—	2,184	278	4,927	586	3,131	374	338	60	16	1	10,596	1,299
Asset-backed:
RMBS	4,173	30	185	1	14	—	63	—	20	—	377	41	4,832	72
CMBS	41	—	345	13	643	21	204	4	514	5	325	3	2,072	46
Other ABS	—	—	48	—	145	(1)	1,041	(3)	639	12	17	5	1,890	13
Total asset-backed	4,214	30	578	14	802	20	1,308	1	1,173	17	719	49	8,794	131
U.S. Treasury and obligations of government-sponsored enterprises	164	2	—	—	—	—	—	—	—	—	—	—	164	2
Foreign government	—	—	161	3	277	5	56	2	19	1	—	—	513	11
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	—	—	—	10	—
Total fixed maturity securities	$4,378	$32	$2,973	$295	$6,538	$641	$8,888	$765	$14,892	$836	$2,884	$44	$40,553	$2,613

Percentage of total fixed maturity securities	11%		7%		16%		22%		37%		7%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2019	2018
Taxable fixed income securities	$383	$350
Tax-exempt fixed income securities	82	105
Total fixed income securities	465	455
Limited partnership and common stock investments	96	31
Other, net of investment expense	10	4
Pretax net investment income	$571	$490
Fixed income securities, after tax	$380	$377
Net investment income, after tax	465	405

Effective income yield for fixed income securities, pretax	4.8%	4.7%
Effective income yield for fixed income securities, after tax	3.9	3.9
Limited partnership and common stock return	4.5	1.3

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2019	2018
Taxable fixed income securities	$253	$233
Tax-exempt fixed income securities	6	20
Total fixed income securities	259	253
Limited partnership and common stock investments	96	31
Other, net of investment expense	12	6
Pretax net investment income	$367	$290
Fixed income securities, after tax	$205	$203
Net investment income, after tax	291	233

Effective income yield for fixed income securities, pretax	4.3%	4.1%
Effective income yield for fixed income securities, after tax	3.4	3.3

Three months ended March 31	Life & Group
(In millions)	2019	2018
Taxable fixed income securities	$130	$117
Tax-exempt fixed income securities	76	85
Total fixed income securities	206	202
Limited partnership and common stock investments	—	—
Other, net of investment expense	(2)	(2)
Pretax net investment income	$204	$200
Fixed income securities, after tax	$175	$174
Net investment income, after tax	174	172

Effective income yield for fixed income securities, pretax	5.6%	5.7%
Effective income yield for fixed income securities, after tax	4.8	4.9

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,465	$8,743	$1,750	$15,958	$3,601	$2,425	$21,984
Ceded	634	745	226	1,605	181	2,233	4,019
Net	4,831	7,998	1,524	14,353	3,420	192	17,965

Net incurred claim & claim adjustment expenses	392	509	162	1,063	302	2	1,367
Net claim & claim adjustment expense payments	(413)	(594)	(138)	(1,145)	(258)	(6)	(1,409)
Foreign currency translation adjustment and other	1	—	9	10	3	—	13

Claim & claim adjustment expense reserves, end of period
Net	4,811	7,913	1,557	14,281	3,467	188	17,936
Ceded	659	710	230	1,599	178	2,123	3,900
Gross	$5,470	$8,623	$1,787	$15,880	$3,645	$2,311	$21,836

Life & Group Policyholder Reserves

March 31, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,792	$9,138	$11,930
Structured settlement annuities	527	—	527
Other	12	—	12
Total	3,331	9,138	12,469
Shadow adjustments	136	1,710	1,846
Ceded reserves	178	230	408
Total gross reserves	$3,645	$11,078	$14,723

December 31, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,761	$9,113	$11,874
Structured settlement annuities	530	—	530
Other	14	—	14
Total	3,305	9,113	12,418
Shadow adjustments	115	1,250	1,365
Ceded reserves	181	234	415
Total gross reserves	$3,601	$10,597	$14,198

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2018 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

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Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful